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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):        October 24, 2001


                            STRATEGIC DIAGNOSTICS INC.
 ------------------------------------------------------------------------------
                (Exact Name of Registrant as Specified in Charter)


             Delaware                     000-68440              56-1581761
  -----------------------------         -------------         -----------------
   (State or Other Jurisdiction          (Commission          (I.R.S. Employer
        of Incorporation or                  file               Identification
           Organization)                   number)                 Number)

111 Pencader Drive Newark, Delaware                               19702
-------------------------------------------------------    --------------------
(Address of Principal Executive Offices)                       (Zip Code)


                                 (302) 456-6789
                                 --------------
              (Registrant's telephone number, including area code)




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Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

Items (a) and (b) are inapplicable.

(c)   Exhibits

Exhibit No.       Description
-----------       -----------

99.1              Press Release issued by Strategic Diagnostics Inc.
                  on October 24, 2001.

Item 9.  Regulation FD Disclosure

         On October 24, 2001, Strategic Diagnostics Inc. ("SDI") issued a press release announcing that it has entered into a collaboration with Molecular Circuitry, Inc. to develop a rapid test for unapproved animal remnants in animal feed. In addition, SDI announced that it will market the Detex(TM) line of products developed and manufactured by Molecular Circuitry for food borne pathogens including Salmonella, E. Coli, Listeria and Campylobacter as well as Molecular Circuitry's newest hygiene test Detex(TM) RESI-CLEAN, an all-in-one monitoring device to detect food residues using glucose and lactose detection. The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


Date: October 24, 2001                       Strategic Diagnostics Inc.
      ----------------

                                             By: /s/ Arthur A. Koch
                                             ----------------------------------
                                             Arthur A. Koch, Jr.
                                             Chief Operating Officer



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                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

99.1                       Press Release issued by Strategic Diagnostics Inc.
                           on October 24, 2001.